FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2003

MEDTOX SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11394                                                                                                                                                             95-3863205
(Commission File Number)                                                                                     (IRS Employer Identification No.)

402 West County Road D
St. Paul, Minnesota                                                                                                                                                55112
(Address of principal executive offices)                                                                                                     (Zip Code)

(651) 636-7466
(Registrant’s telephone number, including area code)

Item 5. Other Events On August 4, 2003, the Company announced results for the second quarter ended June 30, 2003, as described in the press release attached as Exhibit 99.1.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                            MEDTOX Scientific, Inc.

Date: August 4, 2003                                                                       By:        /s/ Richard J. Braun
                                                                                                            Name:   Richard J. Braun
                                                                                                            Title:     Chief Executive Officer